                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):          June 4, 2001
                                                          ---------------------
                                Entrust, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                   Maryland
             ------------------------------------------------------

                 (State or Other Jurisdiction of Incorporation)

             000-24733                                     62-1670648
    -----------------------------               -------------------------------
      (Commission File Number)                           (IRS Employer
                                                      Identification No.)
One Preston Park South
4975 Preston Park Boulevard, Suite 400
Plano, Texas                                                 75093
------------------------------------------      -------------------------------
(Address of Principal Executive Offices)                   (Zip Code)


                                (972) 943-7300
              --------------------------------------------------
              Registrant's Telephone Number, Including Area Code

                           Entrust Technologies Inc.
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.
         ------------

          On June 4, 2001, Entrust, Inc., formerly known as Entrust Technologies Inc. (the "Company"), publicly disseminated a press release announcing that the Company was undertaking a restructuring pursuant to which it was implementing a series of strategic initiatives aimed at refocusing its resources on the most significant market opportunities and on reducing costs.

          The full text of the Company's press release issued in connection with the foregoing is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

          On June 4, 2001, the Company also changed its corporate name from "Entrust Technologies Inc." to "Entrust, Inc."

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

(c)  Exhibits.

     99   Press Release dated June 4, 2001.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2001                ENTRUST, INC.


                                  By: /s/ David L. Thompson
                                      ---------------------------------
                                      David L. Thompson
                                      Executive Vice President, Finance and
                                      Administration and Chief Financial Officer

                                      -3-
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                                 EXHIBIT INDEX


Exhibit
Number                   Description
-------                  -----------

99                       Press Release dated June 4, 2001